UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

REVOLUTIONS MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-28629	73-1526138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

670 Marina Drive, 3rd Floor Charleston, SC 29492
(Address of principal executive offices)

(843) 971-4848
Registrant’s telephone number, including area code

Copies to:
Joseph M. Lucosky, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South
Manalapan, NJ, 07726
Tel.: (732) 409-1212
Fax.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 22, 2010, Revolutions Medical Corporation (“Revolutions Medical” or the “Company”) entered into a drawdown equity financing agreement (“DEFA”) and registration rights agreement (“RRA”) with Auctus Private Equity Fund, LLC (“Auctus”) providing for, among other things, the purchase and sale of the Company’s common stock as provided therein.

In connection with the DEFA, the Company has agreed to issue and sell to Auctus, and Auctus has committed to purchase from the Company, up to $10,000,000 worth of the Company’s common stock (“Shares”), par value $0.0001 per share over the course of a thirty-six (36) month period commencing the effective date of the Registration Statement (as defined below).

The amount that the Company shall be entitled to request from each advance (“Advance”) shall be equal to, at the Company’s election, either (i) $250,000 or (ii) 200% of the average daily volume (U.S. market only) of the common stock based on the twenty (20) trading days preceding the Drawdown Notice Date (as defined in the DEFA), whichever amount is larger.   The purchase price of the common stock shall be set at ninety-seven percent (97%) of the lowest closing bid price of the common stock during the pricing period.  The pricing period shall be the five (5) consecutive trading days immediately after the Drawdown Notice Date.

Auctus shall immediately cease selling any Shares within a Drawdown Notice if the price falls below $0.25 (the “Floor Price”). Notwithstanding, the Company, in its sole and absolute discretion, may waive its right with respect to the Floor Price and allow Auctus to sell any shares below the Floor Price. In the event that the Company does not waive its right with respect to the Floor Price, Auctus shall immediately cease selling any shares within the Drawdown Notice if the price falls below the Floor Price.

The Company is obligated to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) covering the Shares and is obligated to use all commercially reasonable efforts to have the Registration Statement declared effective by the SEC within one hundred and eighty (180) days from the closing date.

In connection with the DEFA, the Company paid Auctus a total of 25,000 shares of common stock.

Copies of the DEFA and the RRA are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are hereby incorporated by reference. All references to the DEFA and the RRA to this Current Report are qualified, in their entirety, by the text of such exhibits.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

In addition, the Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of our securities under the DEFA pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. The transaction does not involve a public offering, Auctus is an “accredited investor” and/or qualified institutional buyer and has access to information about us and its investment.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

10.1	Drawdown Equity Financing Agreement, by and between Revolutions Medical Corporation and Auctus Private Equity Fund, LLC, dated April 23, 2010.

10.2	Registration Rights Agreement by and between Revolutions Medical Corporation and Auctus Private Equity Fund, LLC, dated April 23, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTIONS MEDICAL CORPORATION

April 26, 2010	By:	/s/ Rondald L. Wheet
Name: Rondald L. Wheet
Title: Chief Executive Officer

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